SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


   Federated Index Trust
(Name of Registrant as Specified In Its Charter)


Federated Investors
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [X]  No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------
      3) Filing Party:
         ---------------------------------------------------------------
      4) Date Filed:
         ---------------------------------------------------------------






FEDERATED    SHAREHOLDER   SERVICES             FEDERATED INDEX TRUST
COMPANY                                    SPECIAL MEETING OF SHAREHOLDERS
P.O. BOX 8600                                     FEBRUARY 13, 1998
BOSTON, MASSACHUSETTS 02266-8600
                                     KNOW ALL  PERSONS  BY THESE  PRESENTS  that
                                     the undersigned  hereby appoints  Elisabeth
                                     A.  Miller,  Suzanne W. Land,  Patricia  F.
                                     Conner,  Catherine  C. Ryan and J.  Crilley
                                     Kelly  or  any of  them,  true  and  lawful
                                     attorneys,  with power of  substitution  of
                                     each,  to vote  all  shares  of  beneficial
                                     interest  of   Federated   Mini-Cap   Fund,
                                     Federated  Mid-Cap  Fund  and/or  Federated
                                     Max-Cap   Fund,   portfolios  of  FEDERATED
                                     INDEX  TRUST,   which  the  undersigned  is
                                     entitled to vote,  at the  Special  Meeting
                                     of  Shareholders to be held on February 13,
                                     1998 at  Federated  Investors  Tower,  1000
                                     Liberty  Avenue,  Pittsburgh,  Pennsylvania
                                     15222-3779   at  2:00   p.m.   and  at  any
                                     adjournment thereof.

                                     Discretionary authority is hereby conferred as to all other manners as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE ATTORNEYS NAMED WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN ACCORDANCE WITH THE CHOICE MADE ON THIS BALLOT. IF THIS PROXY IS RETURNED AND NO CHOICE IS INDICATED AS TO ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS |X|KEEP THIS PORTION FOR YOUR RECORDS


                                           DETACH AND RETURN THIS PORTION ONLY

-------------------

 VOTE ON PROPOSAL
-------------------

  FORAGAINSTABSTAIN
|_|    |_|  |_|
                         1. ELECTION OF TRUSTEES TO SERVE UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED. VOTE IS MADE FOR THE ELECTION OF ALL NOMINATED TRUSTEES LISTED EXCEPT THOSE WHOSE NAME IS
                               STRICKEN:

                               Thomas G. Bigley        John F. Murray

|-|    |-|  |-|
                         2. APPROVAL OF A SUB-MANAGEMENT CONTRACT BETWEEN FEDERATED MANAGEMENT AND ANB INVESTMENT MANAGEMENT AND TRUST COMPANY.


      PLEASE SIGN EXACTLY YOUR NAME(S) AS IT APPEARS BELOW. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, GUARDIAN, TRUSTEE, CUSTODIAN, ETC., PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION OR PARTNERSHIP, PLEASE SIGN THE FULL NAME BY AN AUTHORIZED OFFICER OR PARTNER. IF SHARES ARE OWNED JOINTLY, ALL PARTIES SHOULD SIGN.




      SIGNATURE               SIGNATURE (JOINT OWNERS)                  DATE






                               FEDERATED INVESTORS

                              Federated Index Trust

                             Federated Max-Cap Fund
                             Federated Mid-Cap Fund
                             Federated Mini-Cap Fund

                         Important News for Shareholders

The Board of Trustees of the Trust are submitting for your vote the following two proposals: (1) to approve a new Sub-Management contract; and (2) to elect two Trustees to serve on the Board. We encourage you to read the enclosed Proxy Statement and have listed below an overview of the proposals.

Approval of a new Sub-Management contract: Currently the sub-manager for Federated Max-Cap Fund, Federated Mid-Cap Fund and Federated Mini-Cap Fund is ANB Investment Management, a subsidiary of First Chicago Investment Management. In October of 1997, First Chicago entered into an agreement to sell ANB to Northern Trust Corporation. Because of this transaction, a new contract must be executed with ANB to continue its services. The credentials of ANB and Northern Trust are reported on pages 4 and 5 of the attached Proxy Statement.

The Board of Trustees of the Trust, including those who are not affiliated with the Fund or Federated or ANB, unanimously approved the new contract and recommend that you vote FOR the new contract.

     Election of two new Trustees. Both Thomas G. Bigley and John E. Murray, Jr. are presently serving as Directors. These nominees were appointed by the Directors on February 14, 1995 and October 1, 1995 respectively, to fill vacancies on the Board. At this time we are asking you to vote on these appointments. A complete directory of the Board's Trustees is included in the attached Proxy Statement.

The Board of Trustees, including the Trustees who are not interested person, recommends that shareholders vote FOR each of the nominees.

Your vote is important to us, so please take a moment to sign and return your proxy card(s) in the enclosed postage paid envelope. If you have any question please do not hesitate to contact the fund at 1-800-341-7400.

                             FEDERATED INDEX TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 13, 1998

     A Special Meeting of the shareholders of Federated Index Trust (the "Trust"), comprised of three investment portfolios: Federated Max-Cap Fund (the "Max-Cap Fund"), Federated Mid-Cap Fund (the "Mid-Cap Fund"), and Federated Mini-Cap Fund (the "Mini-Cap Fund") (collectively referred to as the "Funds") will be held at the Trust's principal offices on the 19th Floor of Federated Investors Tower, Grant Street and Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m., February 13, 1998, for the following purposes:


     (1)To approve or disapprove a Sub-Management Contract between Federated Management and ANB Investment Management and Trust Company;



     (2) To elect two Trustees; and


     (3)To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees have fixed December 16, 1997 as the record date for determination of shareholders entitled to vote at the meeting.

                                          By Order of the Trustees

                                          John W. McGonigle
                                          Secretary
December 30, 1997

                    SIGN, DATE AND RETURN THE ENCLOSED PROXY
                      PROMPTLY TO AVOID ADDITIONAL EXPENSE

     YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             FEDERATED INDEX TRUST

                           FEDERATED INVESTORS FUNDS
                              5800 CORPORATE DRIVE
                      PITTSBURGH, PENNSYLVANIA 15237-7000

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally on February 13, 1998, at the special meeting of shareholders (the "Special Meeting"). The cost of preparing and mailing the notice of meeting, this proxy statement, proxy card, and any additional proxy material has been, or is to be borne, by Federated Management or ANB Investment Management and Trust Company. Proxy solicitations will be made and votes may be taken primarily by mail, but may also be taken by telephone, telegraph, or personal interviews conducted by certain officers or employees of the Trust, or of Federated Services Company (the Trust's transfer agent and administrator). In addition, you may be contacted by a paid telephone solicitation firm requesting that you cast your vote by telephone. Any telephonic solicitations will follow procedures designed to insure accuracy including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact.

     The Board of Trustees proposes to mail this proxy statement and the enclosed notice of meeting and proxy card on or about December 30, 1997.

     The following table sets forth the number of shares of beneficial interest ("Shares") of each Fund, by class, which were outstanding as of December 16, 1997, each Share being entitled to one vote.


                                                                          NUMBER OF
                                                                            SHARES
                                                                          ----------
        MAX-CAP FUND
          Institutional Shares                                            59,047,038
          Institutional Services Shares                                   13,209,298
          Class C Shares                                                        885

        MID-CAP FUND                                                      4,409,744

        MINI-CAP FUND
          Institutional Service Shares                                    8,413,463
          Class C Shares                                                      2,725


     Only shareholders of record at the close of business on December 16, 1997, will be entitled to notice of and vote at the Special Meeting. A majority of the outstanding Shares of the Trust, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. In the event that a shareholder does not indicate a choice as to any of the Proposals on the proxy ballot, the Trust will vote those Shares in favor of such Proposal(s). Proxies may be revoked at any time before they are exercised by providing a written revocation to the Trust, by properly executing a later-dated proxy, or by attending the Special Meeting and voting in person.

     Proxies which are properly executed and returned with instructions to withhold voting authority (abstentions) and proxies which represent broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary power) will not be counted for or against the Proposals, but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposal (2).

     COPIES OF THE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS MAY BE OBTAINED BY WRITING TO THE TRUST AT FEDERATED INVESTORS FUNDS, 5800 CORPORATE DRIVE, PITTSBURGH, PA 15237-7000 OR BY CALLING TOLL-FREE 1-800-341-7400.


                    (1) APPROVAL OF SUB-MANAGEMENT CONTRACT


     The Trust is advised by Federated Management, 1000 Liberty Avenue, Pittsburgh, PA 15222, a subsidiary of Federated Investors, pursuant to a Management Contract (the "Management Contract") approved by shareholders on October 29, 1991. Under the terms of the Management Contract, subject to the direction of the Trustees, Federated Management is responsible for the purchase, sale, and exchange of portfolio instruments and for providing the Funds with shareholder servicing and certain legal and accounting services. For its services to the Max-Cap Fund, Federated Management receives an annual fee in an amount equal to 0.30 of 1% on an annualized basis of net assets under management. For its services to the Mid-Cap Fund, it receives an annual fee in an amount equal to 0.40 of 1% on an annualized basis of net assets under management. For its services to the Mini-Cap Fund, it receives an annual fee in an amount equal to 0.50 of 1% on an annualized basis of net assets under management. During the fiscal year ended October 31, 1996, Federated Management earned $2,312,405 in management fees, of which $490,571 was voluntarily waived by Federated Management.

     Pursuant to a Sub-Management Contract dated July 2, 1990 (the "Existing Contract") (a copy of which is attached as Exhibit B) between Federated Management and ANB Investment Management and Trust Company ("ANB"), ANB assists Federated Management in its duties as manager. The Existing Contract was submitted for initial approval by the shareholders of the Max-Cap Fund on October 29, 1991. The initial shareholders of the Mid-Cap Fund and the Mini-Cap Fund approved the Existing Contract on or about July 7, 1992.


     On October 3, 1997, First Chicago NBD Corporation announced that First Chicago Investment Company, ANB's parent company, had entered into an agreement to sell ANB to Northern Trust Corporation ("Northern Trust"). The Trust anticipates that on or about December 31, 1997, First Chicago Investment Management Company will have closed the sale of ANB to Northern Trust. After the closing, ANB will be a wholly-owned subsidiary of Northern Trust and is expected to change its name to Northern Trust Quantitative Advisors, Inc.

     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Existing Contract between Federated Management and ANB will automatically terminate upon the close of the sale of ANB to Northern Trust. Accordingly, shareholders of the Trust are being asked to vote on the approval of a new Sub-Management Contract (the "New Contract"), (a copy of which is included as Exhibit A) between Federated Management and ANB.


     In order to permit ANB to continue serving as sub-manager to the Trust prior to obtaining shareholder approval, but following the close of the sale, the Trust is attempting to obtain exemptive relief from the Securities and Exchange Commission. If the shareholders do not approve the New Contract, Federated Management will assume its responsibility to conduct all advisory activities.


     At the November 2, 1997 meeting of the Board of Trustees of the Trust, the Trustees considered the following factors in unanimously approving the New Contract. The terms of the New Contract do not differ materially from those of the Existing Contract. Under the terms of both the Existing Contract and the New Contract, ANB will assist Federated Management in the purchase, sale, and exchange of each of the funds portfolio instruments.


     Under both Contracts, for its services provided to the Max-Cap Fund, ANB receives an annual fee as follows: 0.05 of 1% on an annualized basis of the first $100 million of net assets under management; 0.02 of 1% on an annualized basis of any net assets under management over and above $100 million but not exceeding $200 million; and 0.01 of 1% on an annualized basis of any net assets under management over and above $200 million. For its services provided to the Mid-Cap Fund, ANB receives 0.035 of 1% on an annualized basis of net assets under management. For its services provided to the Mini-Cap Fund, ANB receives
0.065 of 1% on an annualized basis of net assets under management. During the fiscal year ended October 31, 1997, ANB earned approximately $281,000 in sub-management fees.

     Both Contracts provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of ANB under the Contracts, ANB shall not be liable to Federated Management, the Trust, the Funds, or to any shareholder for any act or omission in the course of, or connected in any way with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.


     If approved by shareholders, the New Contract will be continued from year to year after the second anniversary of its execution, if such continuance is approved by a majority vote of the Trustees, including a majority of the Trustees who are not interested Trustees, cast in person at a meeting called for that purpose, and if Federated Management shall not have notified the Trust in writing at least 60 days prior to the anniversary date of the New Contract in any year thereafter that it does not desire such continuation with respect to any or all of the Funds. The New Contract may be terminated at any time without penalty by the Trustees, or with respect to a particular Fund by a majority of the outstanding voting shares of such Fund, upon 60 days' written notice to ANB, or by Federated Management or ANB upon not less than 60 days' written notice to the other party. The New Contract may not be assigned by Federated Management or ANB and shall automatically terminate in the event of an assignment as defined in the 1940 Act. ANB may employ or contract with such other person, persons, corporation, or corporations at its own expense as it shall determine in order to assist it in carrying out the New Contract. The New Contract may be amended at any time by agreement of the parties provided that the amendment be approved by a vote of both majority of the Trustees, including a majority of Trustees who are not interested Trustees, and by the holders of a majority of the outstanding voting securities of the Funds.

     In the event that the New Contract is not approved by shareholders, the Board of Trustees will consider what action, if any, should be taken, including but not limited to, requesting that ANB perform sub-management services at cost until a new contract is approved by shareholders. Approval with respect to each Fund requires the affirmative vote of (a) 67% or more of the shares of such Fund present at the Special Meeting, if holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of such Fund, whichever is less.

                  ANB INVESTMENT MANAGEMENT AND TRUST COMPANY


     ANB, located at One North LaSalle Street, Chicago, IL 60690, was incorporated in the state of Illinois on July 1, 1988. It is a registered investment adviser under the Investment Advisers Act of 1940 and, after consummation of the sale described above, will be a wholly-owned subsidiary of Northern Trust and is expected to change its name to Northern Trust Quantitative Advisors, Inc. The names and principal occupations of ANB's principal executive officer and each director prior to the sale are listed in the table below. The business address of each individual is One North LaSalle Street, Chicago, IL 60690.


        NAME                    POSITION WITH ANB                  PRINCIPAL OCCUPATION
---------------------   ---------------------------------   ----------------------------------
J. Stephen Baine        Chairman, President, Director       President of First Chicago
                            Investment Management Co.
Susan O. Jones          Chief Operating Officer, Director   First Vice President & Chief
                              Operating Officer ANB
Nick G. Preda           Director                            Vice Chairman of First Chicago
                              Capital Markets Corp.
J. Dirk Vos             Director                            Senior Vice President in banking
                                                            at First National Bank Chicago
Richard R. Wade         Director                            Head of National Banking First
                                                            Chicago NBD Corp.
Thomas P. Michaels      Treasurer, Secretary, Director      Administrative & Compliance
                                                            Officer for ANB
Neil R. Wright          Chief Investment Officer,           Vice President, Chief Investment
                        Director                            Officer for ANB



     The Trust has been advised that the names and principal occupations of ANB's principal executive officer and each director following the sale are anticipated to be as listed in the table below. The business address of each individual is 50 South LaSalle Street, Chicago, IL 60675.

        NAME                    POSITION WITH ANB                  PRINCIPAL OCCUPATION
---------------------   ---------------------------------   ----------------------------------
James M. Snyder         Chairman, Director and Chief        Executive Vice President, Northern
                        Executive Officer                   Trust Corporation and The Northern
                                                            Trust Company
Barry G. Hastings       Director                            President and Chief Operating
                             Officer, Northern Trust
                                                            Corporation and The Northern Trust
                                                            Company
Perry R. Pero           Director                            Senior Executive Vice President
                          and Chief Financial Officer,
                                                            Northern Trust Corporation and The
                             Northern Trust Company
Sheila A. Penrose       Director                            Executive Vice President, Northern
                                                            Trust Corporation and The Northern
                                                            Trust Company
Jeffrey H. Wessel       Director and President              Executive Vice President, The
                             Northern Trust Company



     Two or more additional directors may be elected following the sale, all of whom will also be officers of ANB or The Northern Trust Company, or both.



     ANB serves as investment adviser principally to defined benefit and to defined contribution plans which have, as of June 30, 1997, placed approximately $28.7 billion in assets with ANB. Since 1973, when American National Bank and Trust Company of Chicago introduced its first commingled equity index fund, ANB has developed and managed a family of equity and bond index funds in which some 200 nationwide non-financial institution clients invest. In total, ANB manages 72 commingled/common trust funds.


     Northern Trust, ANB's parent after the sale, is a bank holding company and one of the country's largest trust institutions, with subsidiaries located across the United States and in several international locations. At the end of the third quarter of 1997, total assets of Northern Trust and its subsidiaries were $26.9 billion and Trust assets under administration were $1 trillion.


     All portfolio transactions executed by ANB are undertaken on the basis of their desirability from an investment standpoint. ANB, subject to guidelines established by the Board of Trustees, makes decisions on portfolio transactions and selects brokers and dealers for portfolio transactions. ANB selects brokers and dealers which have demonstrated capabilities to effect transactions in portfolio securities in such a manner to obtain prompt execution of orders at favorable prices for the securities.

     ANB may select brokers or dealers who, in addition to meeting the above requirements, also furnish brokerage and research services. These services may include advice as to the advisability of investing in securities, security analyses, and reports, economic studies, industry studies, receipt of quotations for portfolio valuations, and similar services. These may be furnished either directly to the Trust, to ANB, to advisers who are affiliates of ANB, or to accounts advised by these companies. The brokers or dealers who execute portfolio transactions selected for the above reasons may also sell shares of the trust or certain other funds.

     ANB, in selecting brokers or dealers to execute securities transactions, exercise its reasonable business judgment, and determines in good faith that commissions charged by such persons are reasonable in relation to the value of the brokerage and research services provided by such persons, viewed in terms of the overall responsibilities of ANB and its affiliated companies with respect to the Trust itself and the other funds and accounts to which they render investment advice. As a practical matter, the benefits inuring to these funds and accounts are not divisible. To the extent that the receipt of the above-described services may supplant services for which ANB might otherwise have paid, it would tend to reduce the expenses of ANB or its affiliates. The same is true of services furnished to the Trust and in turn made available by the Trust to ANB or its affiliates.

                              FEDERATED INVESTORS

     Federated Management is the Trust's investment manager. The Trust's administrator is Federated Services Company. Federated Securities Corp. is the Trust's distributor. Each of these entities is a subsidiary of Federated Investors, and is located at Federated Investors Tower, 1000 Liberty Avenue, Pittsburgh, PA 15222.

     All of the Class A Shares (Voting) of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman, Chief Executive Officer and Trustee of Federated Investors, Rhodora J. Donahue, wife of John F. Donahue, and J. Christopher Donahue, son of John F. Donahue and President, Chief Operating Officer and Trustee of Federated Investors. Officers and Trustees of the Trust who own Class B Shares (Non-Voting) their positions with Federated Investors, and the number of Class B Shares beneficially owned by such persons (in parentheses) are: John F. Donahue, Trustee, Chairman and Chief Executive Officer (3,515,178); J. Christopher Donahue, Trustee, President and Chief Operating Officer (1,995,066); John W. McGonigle, Trustee, Executive Vice President, General Counsel and Secretary (1,820,000); and Richard B. Fisher, Trustee, Executive Vice President and Assistant Secretary (1,600,000).*

* The number of shares indicated may include shares held jointly with spouses or other family members, shares held by family-owned business organizations, shares held by spouses and other family members and/or shares held in trust for one or more family members. The listed individuals disclaim beneficial ownership of shares held by spouses, other family members and trusts, and by family-owned partnerships or other business organizations to the extent not owned by them.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW SUB-MANAGEMENT CONTRACT.

                            ------------------------


                            (2) ELECTION OF TRUSTEES


     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley and John F. Murray as Trustees of the Trust to hold office until the election and qualification of their successors. Both of the nominees are presently serving as Trustees. Mr. Bigley has served in that capacity continuously since October 1, 1995, and Mr. Murray has served in that capacity continuously since February 14, 1995. Both nominees have consented to serve if elected.

     Once elected, a Trustee may hold office during the lifetime of the Trust, except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholder's meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

     If either of the nominees for election as a Trustee shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxies will be cast for a substitute candidate by the attorneys named therein, or their substitutes, present and acting at the Special Meeting. The selection of any substitute candidate for election shall be made by a majority of the Trustees who are not interested persons of the Trust. The Board of Trustees has no reason to believe that any nominee will become unavailable for election as a Trustee.

                              NOMINEES FOR TRUSTEE

    NAME AND POSITION              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS,
     WITH THE TRUST                          AFFILIATIONS AND ADDRESSES                    AGE
-------------------------   ------------------------------------------------------------   ---
Thomas G. Bigley,           Chairman of the Board, Childrens Hospital of Pittsburgh;       63
Trustee                     formerly, Senior Partner, Ernst & Young LLP; Director, MED
                            3000 Group, Inc.; Director, Member of Exec. Committee,
                            University of Pittsburgh; Director or Trustee of the Funds.
                            28th Floor, One Oxford Center, Pittsburgh, PA

John E. Murray, Jr.,        President, Law Professor, Duquesne University; Consulting      65
Trustee                     Partner, Mollica & Murray; Director or Trustee of the Funds.
                            Office of the President, Duquesne University, Pittsburgh, PA

                       TRUSTEES NOT STANDING FOR ELECTION

    NAME AND POSITION              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS,
     WITH THE TRUST                         AFFILIATIONS AND ADDRESSES                    AGE
-------------------------   -----------------------------------------------------------   ---
John F. Donahue,            Chairman and Trustee, Federated Investors, Federated          73
Chairman and Trustee        Advisers, Federated Management, and Federated Research;
since 1990*                 Chairman and Director, Federated Research Corp. and
                            Federated Global Research Corp.; Chairman, Passport
                            Research, Ltd.; Chief Executive Officer and Director or
                            Trustee of the Funds. Federated Investors Tower,
                            Pittsburgh, PA

John T. Conroy, Jr.,        President, Investment Properties Corporation; Senior          60
Trustee since 1991          Vice-President, John R. Wood and Associates, Inc.,
                            Realtors; Partner or Trustee in private real estate
                            ventures in Southwest Florida; formerly, President, Naples
                            Property Management, Inc. and Northgate Village Development
                            Corporation; Director or Trustee of the Funds. Wood/IPC
                            Commercial Department, John R. Wood and Associates, Inc.
                            Realtors, 3255 Tamiami Trail North, Naples, FL
William J. Copeland,        Director and Member of the Executive Committee, Michael       79
Trustee since 1990          Baker, Inc.; formerly, Vice Chairman and Director, PNC
                            Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.;
                            Director or Trustee of the Funds. One PNC Plaza - 23rd
                            Floor, Pittsburgh, PA

J. Christopher Donahue,     President and Trustee, Federated Investors, Federated         48
Executive Vice President    Advisers, Federated Management, and Federated Research;
and Trustee since 1990*     President and Director, Federated Research Corp. and
                            Federated Global Research Corp.; President, Passport
                            Research, Ltd.; Trustee, Federated Shareholder Services
                            Company, and Federated Shareholder Services; Director,
                            Federated Services Company; President or Executive Vice
                            President of the Funds; Director or Trustee of some of the
                            Funds. Mr. Donahue is the son of John F. Donahue, Chairman
                            and Trustee of the Company. Federated Investors Tower,
                            Pittsburgh, PA

James E. Dowd,              Attorney-at-law; Director, The Emerging Germany Fund, Inc.;   75
Trustee since 1990          Trustee of the Funds. 571 Hayward Mill Road, Concord, MA

Lawrence D. Ellis, M.D.,    Professor of Medicine, University of Pittsburgh; Medical      65
Trustee since 1990*         Director, University of Pittsburgh Medical
                            Center - Downtown; Member, Board of Directors, University
                            of Pittsburgh Medical Center; formerly, Hematologist,
                            Oncologist, and Internist, Presbyterian and Montefiore
                            Hospitals; Director or Trustee of the Funds. 3471 Fifth
                            Avenue, Suite 1111, Pittsburgh, PA

    NAME AND POSITION              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS,
     WITH THE TRUST                         AFFILIATIONS AND ADDRESSES                    AGE
-------------------------   -----------------------------------------------------------   ---
Edward L. Flaherty, Jr.,    Attorney of Counsel, Miller, Ament, Henny & Kochuba;          73
Trustee since 1990          Director, Eat'N Park Restaurants, Inc.; formerly, Counsel,
                            Horizon Financial, F.A., Western Region; Director or
                            Trustee of the Funds. Miller, Ament, Henny & Kochuba, 205
                            Ross Street, Pittsburgh, PA

Peter E. Madden,            Consultant; Former State Representative, Commonwealth of      55
Trustee since 1991          Massachusetts; formerly, President, State Street Bank and
                            Trust Company and State Street Boston Corporation; Director
                            or Trustee of the Funds. One Royal Palm Way, 100 Royal Palm
                            Way, Palm Beach, FL

Wesley W. Posvar,           Professor, International Politics; Management Consultant;     72
Trustee since 1990          Trustee, Carnegie Endowment for International Peace, RAND
                            Corporation, Online Computer Library Center, Inc., National
                            Defense University, U.S. Space Foundation and Czech
                            Management Center; President Emeritus, University of
                            Pittsburgh; Founding Chairman, National Advisory Council
                            for Environmental Policy and Technology, Federal Emergency
                            Management Advisory Board and Czech Management Center;
                            Director or Trustee of the Funds. 1202 Cathedral of
                            Learning, University of Pittsburgh, Pittsburgh, PA

Marjorie P. Smuts,          Public relations/Marketing/Conference Planning, Manchester    62
Trustee since 1990          Craftsmen's Guild; Restaurant Consultant, Frick Art &
                            History Center; Conference Coordinator, University of
                            Pittsburgh Art History Department; Director or Trustee of
                            the Funds. 4905 Bayard Street, Pittsburgh, PA

---------

* Trustee is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended.

     During the period ended December 31, 1997, there were four meetings of the Board of Trustees. The following table sets forth information concerning fees paid during the Trust's fiscal year ended October 31, 1996 to each Trustee:


                                      AGGREGATE       TOTAL COMPENSATION
                                     COMPENSATION       FROM FEDERATED
         NAME OF TRUSTEE              FROM TRUST       FUND COMPLEX(1)
---------------------------------    ------------     ------------------
John F. Donahue(2)(3)                 $        0           $      0
Thomas G. Bigley                      $ 1,853.85           $ 86,331
John T. Conroy, Jr.(4)                $ 2,025.23           $115,760
William J. Copeland(4)                $ 2,025.23           $115,760
J. Christopher Donahue(2)(3)          $        0           $      0
James E. Dowd(4)                      $ 2,025.23           $115,760
Lawrence D. Ellis, M.D.               $ 1,853.85           $104,898
Edward L. Flaherty, Jr.(4)            $ 2,025.23           $115,760
Peter E. Madden                       $ 1,853.85           $104,898
John E. Murray, Jr.                   $ 1,853.85           $104,898
Wesley W. Posvar                      $ 1,853.85           $104,898
Marjorie P. Smuts                     $ 1,853.85           $104,898


---------

(1) Includes compensation received by each of the Trustees for services as Trustees for one or more of the Funds, each part of the Federated Fund Complex.

(2) Trustee is an "interested person" and receives no compensation from the Trust or the Federated Fund Complex.

(3) J. Christopher Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

(4) These Trustees are members of the Audit Committee which meets quarterly to discuss audit matters including the Management letter, the Engagement letter and reports to shareholders.

     In addition to the compensation described above, all Trustees were reimbursed for expenses incurred in connection with attendance at meetings.

     The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor except that: (a) any officer may resign; (b) any officer may be removed, with or without cause, by a majority vote of all of the Trustees. In case a vacancy shall exist for any reason, the Trustees may fill such vacancy by appointment. The names and ages of the executive officers of the Trust (who are not also Trustees) and their principal occupations during the last five years are as follows:

    NAME AND POSITION              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS,
     WITH THE TRUST                         AFFILIATIONS AND ADDRESSES                     AGE
-------------------------   -----------------------------------------------------------   -----
Glenn R. Johnson,           Trustee, Federated Investors; President and/or Trustee of      68
President since 1990        some of the Funds; Staff Member, Federated Securities Corp.
                            Federated Investors Tower, Pittsburgh, PA
Edward C. Gonzales,         Vice Chairman, Treasurer, and Trustee, Federated Investors;    67
Executive Vice President    Vice President, Federated Advisers, Federated Management,
since 1995                  Federated Research, Federated Research Corp., Federated
                            Global Research Corp. and Passport Research, Ltd.;
                            Executive Vice President and Director, Federated Securities
                            Corp.; Trustee, Federated Shareholder Services Co.; Trustee
                            or Director of some of the Funds; President, Executive Vice
                            President and Treasurer of some of the Funds. Federated
                            Investors Tower, Pittsburgh, PA

John W. McGonigle,          Executive Vice President, Secretary, and Trustee, Federated    59
Executive Vice President,   Investors; Trustee, Federated Advisers, Federated
Secretary and Treasurer     Management, and Federated Research; Director, Federated
since 1996                  Research Corp. and Federated Global Research Corp.;
                            Trustee, Federated Shareholder Services Company; Director,
                            Federated Services Company; President and Trustee,
                            Federated Shareholder Services; Director, Federated
                            Securities Corp.; Executive Vice President and Secretary of
                            the Funds; Treasurer of some of the Funds. Federated
                            Investors Tower, Pittsburgh, PA.

Richard B. Fisher,          Executive Vice President and Trustee, Federated Investors;     74
Vice President since 1990   Chairman and Director, Federated Securities Corp.;
                            President or Vice President of some of the Funds; Director or Trustee of some of the Funds. Federated Investors Tower,
                            Pittsburgh, PA.

     As used in the tables above, "the Fund" and "Funds" means the following investment companies: 111 Corcoran Fund; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Fund; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Fund; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated

Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Fund; Fixed Income Securities, Inc.; High Yield Cash Trusts; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.-1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trusts; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Fund; Trust for Financial Institution; Trust for Government Cash Reserve; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligation; and World Investment Series, Inc.


     No Trustee owns more than 1% of the Trust's outstanding shares. Officers and Trustees as a group own less than 1% of the Trust's outstanding shares.


     For the election of each Trustee, the affirmative vote of a plurality of the votes cast by shareholders of the Trust is required, provided that a quorum is present (and a majority of the shares of the Trust shall constitute a quorum for purposes of this proposal).

     THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY


     AS OF DECEMBER 16, 1997, THE FOLLOWING PERSON(S) WERE BENEFICIAL OWNERS OF MORE THAN 5% OF INSTITUTIONAL SHARES, INSTITUTIONAL SERVICE SHARES AND CLASS C SHARES AS FOLLOWS:


                                         NAME OF                   AMOUNT OF          PERCENT OF
      FUND/SHARE CLASS               BENEFICIAL OWNER         BENEFICIAL OWNERSHIP      CLASS
----------------------------   ----------------------------   --------------------    ----------
Federated Max-Cap
  Fund/Institutional Shares            Mitra & Co.                  6,107,799            10.34
Federated Max-Cap
  Fund/Institutional Service
  Shares                         Fort Wayne National Bank           1,132,034             8.57
Federated Max-Cap
  Fund/Institutional Service
  Shares                           Texas Commerce Bank                735,917             5.57
Federated Max-Cap Fund/Class
  C Shares                        Edward D. Jones & Co.                   616            69.58
Federated Mid-Cap Fund          Charles Schwab & Co. Inc.             586,402            13.30
Federated Mid-Cap Fund                 Covie & Co.                    388,664             8.81
Federated Mid-Cap Fund                  Firnaticia                    248,305             5.63
Federated Mid-Cap
  Fund/Institutional Shares     Charles Schwab & Co. Inc.             702,802             8.35
Federated Mid-Cap Fund/Class
  C Shares                      Donaldson Lufkin Jenrette               1,798            66.00
Federated Mid-Cap Fund/Class
  C Shares                             Painewebber                        600            22.03


     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the Board of Trustees intends to present or knows that others will present is the business mentioned in the notice of meeting. If any other matters lawfully come before the Special Meeting, and as to all procedural matters at the meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

     In the event that at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote these proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

     If you do not expect to attend this Special Meeting, please sign your proxy and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                        By Order of the Trustees

                                        John W. McGonigle
                                        Secretary


December 30, 1997

                                                                       EXHIBIT A

                                ("NEW CONTRACT")

                             FEDERATED INDEX TRUST

                            SUB-MANAGEMENT CONTRACT

     This Contract is made between FEDERATED MANAGEMENT, a Delaware business trust, having its principal place of business in Pittsburgh, Pennsylvania (hereinafter referred to as "Manager"), and ANB Investment Management and Trust Company, an Illinois corporation, having its principal place of business in Chicago, Illinois (hereinafter referred to as "ANB").

     WHEREAS the Federated Index Trust (the "Trust"), an open-end management investment company, as that term is defined in the Investment Company Act of 1940 ("Act"), that is registered as such with the Securities and Exchange Commission has appointed Federated Management as investment manager for its portfolios (the "Funds"); and

     WHEREAS ANB is engaged in the business of rendering investment management services.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Manager hereby retains ANB to assist Manager in its capacity as investment manager for the Funds. Subject to the direction of the Manager and the Trustees of the Trust, ANB shall provide of appropriate sale of other disposition and reinvestment of the assets of the Funds assigned to ANB.

      2. ANB, in its supervision of the investments of the Funds, will be guided by the Funds' investment objectives and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission, all as communicated by the Manager to ANB.

      3. Manager shall pay to ANB, for all services rendered to the Funds by ANB hereunder, the fees set forth in the Exhibit attached hereto.

      4. The term of this Contract shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons, as defined in Section 2(a)(19) of the Act, of any party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Manager shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund.

      5. Notwithstanding any provision in this Contract, it may be terminated at any time without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Funds, as defined in Section 2(a)(42) of the Act, on sixty (60) days' written notice to ANB, or by the Manager or ANB upon not less than sixty (60) days' written notice to the other party.

      6. This Contract may not be assigned by Manager or ANB and shall automatically terminate in the event of any assignment. ANB may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

      7. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of ANB, ANB shall not be liable to the Manager, the Trust, the Funds, or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any securities.

      8. This Contract may be amended at any time by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons, as defined in Section 2(a)(19) of the Act, of any party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of the Funds by the holders of a majority of the outstanding voting securities of the Funds, as defined in Section 2(a)(42) of the Act.

      9. ANB is hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of the Manager and agrees that the obligations assumed by the Manager pursuant to this Contract shall be limited in any case to the Manager and its assets and shall not seek satisfaction of any such obligation from the shareholders of the Manager, the Trustees, officers, employees or agents of the Manager, or any of them.

     10. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

     11. This Contract will become binding on the parties hereto upon this execution of the attached exhibits to this Contract.

                                   EXHIBIT A

                             FEDERATED INDEX TRUST

                            SUB-MANAGEMENT CONTRACT

                             FEDERATED MAX-CAP FUND

     For all services rendered by ANB hereunder, the Manager shall pay to ANB and ANB agrees to accept as full compensation for all services rendered hereunder, an annual fee as follows:

     .05 of 1% on an annualized basis of the first $100 million of net assets under management.

     .02 of 1% on an annualized basis of any net assets under management over and above $100 million but not exceeding $200 million.

     .01 of 1% on an annualized basis of any net assets under management over and above $200 million.

     Such fee shall accrue daily and be paid monthly.

     Witness the due execution hereof this        day of           , 199  .

                                          FEDERATED MANAGEMENT

                                          By:

                                          --------------------------------------

                                          ANB INVESTMENT MANAGEMENT
                                          AND TRUST COMPANY

                                          By:

                                          --------------------------------------

                                   EXHIBIT B

                             FEDERATED INDEX TRUST

                            SUB-MANAGEMENT CONTRACT

                             FEDERATED MID-CAP FUND

     For all services rendered by ANB hereunder, the Manager shall pay to ANB and ANB agrees to accept as full compensation for all services rendered hereunder .035 of 1% on an annualized basis of net assets under management.

     Such fee shall accrue daily and be paid monthly.

     Witness the due execution hereof this        day of           , 199  .

                                          FEDERATED MANAGEMENT

                                          By:

                                          --------------------------------------

                                          ANB INVESTMENT MANAGEMENT
                                          AND TRUST COMPANY

                                          By:

                                          --------------------------------------

                                   EXHIBIT C

                             FEDERATED INDEX TRUST

                            SUB-MANAGEMENT CONTRACT

                            FEDERATED MINI-CAP FUND

     For all services rendered by ANB hereunder, the Manager shall pay to ANB and ANB agrees to accept as full compensation for all services rendered hereunder .065 of 1% on an annualized basis of net assets under management.

     Such fee shall accrue daily and be paid monthly.

     Witness the due execution hereof this        day of           , 199  .

                                          FEDERATED MANAGEMENT

                                          By:

                                          --------------------------------------

                                          ANB INVESTMENT MANAGEMENT
                                          AND TRUST COMPANY

                                          By:

                                          --------------------------------------

                                                                       EXHIBIT B

                             ("EXISTING CONTRACT")

                             FEDERATED INDEX TRUST

                            SUB-MANAGEMENT CONTRACT

     This Contract is made between FEDERATED MANAGEMENT, a Delaware business trust having its principal place of business in Pittsburgh, Pennsylvania (hereinafter referred to as "Manager"), and ANB Investment Management and Trust Company, having its principal place of business in Chicago, Illinois (hereinafter referred to as "ANB").

     WHEREAS the Federated Index Trust (the "Trust"), an open-end management investment company, as that term is defined in the Investment Company Act of 1940 ("Act"), that is registered as such with the Securities and Exchange Commission has appointed Federated Management as investment manager for its Mid-Cap Fund portfolio (the "Fund"); and

     WHEREAS ANB is engaged in the business of rendering investment management services.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Manager hereby retains ANB to assist manager in its capacity as investment manager for the Fund. Subject to the direction of the Manager and Trustees of the Trust, ANB shall provide supervision of the investments of the Funds and conduct a continuous program of appropriate sale or other disposition and reinvestment of the Fund assigned to ANB.


      2. ANB, in its supervision of the investments of the Fund, will be guided by the Fund's fundamental investment objectives and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission, all as communicated by the Manager to ANB.


      3. Manager shall pay to ANB, for all services rendered to the Fund by ANB hereunder, the fees set forth in the Exhibit attached hereto.

      4. The term of this Contract shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of Trustees of the Trust, including a majority of the Trustees who are not interested persons, as defined in Section 2(a)(19) of the Act, of any party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Manager shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation.

      5. Notwithstanding any provision in this Contract, it may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, as defined in Section 2(a) (42) of the Act, on sixty (60) days' written notice to the ANB, or by the manager or ANB upon not less than sixty (60) days' written notice to the other party.

      6. This Contract may not be assigned by Manager or ANB and shall automatically terminate in the event of any assignment. ANB may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

      7. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under this Contract on the part of ANB, ANB shall not be liable to the Manager, the Trust, the Fund, or any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

      8. This Contract may be amended at any time by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons as defined in Section 2(a)(19) of the Act, of any party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, by the holders of a majority of the outstanding voting securities of the Fund as defined in Section 2(a) (42) of the Act.

      9. ANB is hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of the Manager and agrees that the obligations assumed by the Manager pursuant to this Contract shall be limited in any case to the Manager and its assets and shall not seek satisfaction of any such obligation from the shareholders of the Manager, the Trustees, officers, employees or agents of the Manager, or any of them.

     10. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

     11. This Contract will become binding on the parties hereto upon their execution of the attached Exhibit to this Contract.

                                   EXHIBIT A

                                  S&P 500 FUND

     For all services rendered by ANB hereunder, the Manager shall pay to ANB and ANB agrees to accept as full compensation for all services rendered hereunder, an annual fee as follows:

     .05 of 1% on an annualized basis of the first $100 million of net assets under management.

     .02 of 1% on an annualized basis of any net assets under management over and above $100 million but not exceeding $200 million.

     .01 of 1% on an annualized basis of any net assets under management over and above $200 million.

     Such fee shall accrue daily and be paid monthly.

     Witness the due execution hereof this 2nd day of July, 1990.

Attest:                                       FEDERATED MANAGEMENT

/s/ S. ELLIOTT COHAN                          By: /s/ MARK L. MALLON
--------------------------------------
                                              ---------------------------------

Attest:                                       ANB INVESTMENT MANAGEMENT
                                              AND TRUST COMPANY

/s/ THOMAS P. MICHAELS                        By: /s/ JOHN R. TILTON
-------------------------------------
                                              ---------------------------------

                                   EXHIBIT TO

                             FEDERATED INDEX TRUST

                            SUB-MANAGEMENT CONTRACT

                                  MID-CAP FUND

     For all services rendered by ANB hereunder, the Manager shall pay to ANB and ANB agrees to accept as full compensation for all services rendered hereunder .035 of 1% on an annualized basis of net assets under management.

     Such fee shall accrue daily and be paid monthly.

     Witness the due execution hereof this 7th day of July, 1992.

Attest:                                       FEDERATED MANAGEMENT

/s/ JOHN W. MCGONIGLE                         By: /s/ JOHN A. STALEY, III
----------------------------------------
                                              --------------------------------

Attest:                                       ANB INVESTMENT MANAGEMENT
                                              AND TRUST COMPANY

/s/ THOMAS P. MICHAEL                         By: /s/ JOHN R. TILTON
----------------------------------------
                                              --------------------------------

                                   EXHIBIT TO

                             FEDERATED INDEX TRUST

                            SUB-MANAGEMENT CONTRACT

                                 MINI-CAP FUND

     For all services rendered by ANB hereunder, the Manager shall pay to ANB and ANB agrees to accept as full compensation for all services rendered hereunder .065 of 1% on an annualized basis of net assets under management.

     Such fee shall accrue daily and be paid monthly.

     Witness the due execution hereof this 7th day of July, 1992.

Attest:                                       FEDERATED MANAGEMENT

/s/ JOHN W. MCGONIGLE                         By: /s/ JOHN A. STALEY, III
--------------------------------------
                                              --------------------------------

Attest:                                       ANB INVESTMENT MANAGEMENT
                                              AND TRUST COMPANY

/s/ THOMAS P. MICHAEL                         By: /s/ JOHN R. TILTON
-------------------------------------
                                              --------------------------------
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CUSIP 31420E106 CUSIP 31420E403 CUSIP 31420E304 CUSIP 31420E205 CUSIP 31420E502
CUSIP 31420E601

G02266-01 (12/97)